Exhibit 10.6

FIRST AMENDMENT TO

THE LA PORTE SAVINGS BANK

SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT

DATED AUGUST, 1, 2002

FOR

RUSS KLOSINSKI

THIS AMENDMENT executed on this 8th day of September, 2003, by and between THE LA PORTE SAVINGS BANK, a state chartered commercial bank located in La Porte, Indiana (the “Company”), and LEE BRADY (the “Executive”).

On August 1, 2002, the Company and the Executive executed the SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT (the “Agreement”).

Pursuant to the power of amendment reserved by Article 7 of the Agreement, the undersigned hereby amends, in part, said Agreement for the purposes of: (i) changing the vesting schedule. Therefore,

Section 2.1.3 shall be added to the Agreement as follows:

The benefit amount is subject to a vesting schedule of zero percent (0.0%) in the first Plan Year, and one hundred percent (100%) thereafter.

IN WITNESS OF THE ABOVE, the Executive and the Company have agreed to this First Amendment.

Executive:	Company:

THE LA PORTE SAVINGS BANK

/S/ RUSS KLOSINSKI	By	/S/ LEE BRADY
Russ Klosinski	Title	President